UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  March 8, 2011

ChinaNet Online Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-52672	90-0617940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No.3 Min Zhuang Road, Building 6, Yu Quan Hui Gu Tuspark, Haidian District, Beijing, PRC 100195
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: +86-10-51600828

____________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Attached is a slideshow presentation presented by ChinaNet Online Holdings, Inc. (the “Company”) at Rodman & Renshaw, LLC’s 2011 Annual China Investment Conference, which includes information about the Company’s business, financial information and earnings guidance for 2010, which the Registrant has made available.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits:

No.	Description
99.1	Slideshow Presentation, dated March 8, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2011	ChinaNet Online Holdings, Inc.

	By:	/s/ Zhige Zhang
Name: Zhige Zhang
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Slideshow Presentation, dated March 8, 2011.